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                                  EXHIBIT 99.1
                                 PROXY FOR IVI
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                                                                    EXHIBIT 99.1

                          INTERNATIONAL VERIFACT INC.
                   FORM OF PROXY SOLICITED BY MANAGEMENT FOR
                   ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

    The undersigned shareholder of International Verifact Inc. (the "Corporation") hereby appoints George Whitton, Chairman of the Board of Directors of the Corporation, or, failing him, L. Barry Thomson, President and Chief Executive Officer of the Corporation, with power of substitution, as the proxyholder of the undersigned to attend and vote and act for and on behalf of the undersigned at the Annual and Special Meeting of the Shareholders of the Corporation to be held on June 23, 1998 (the "IVI Meeting") and any adjournment thereof. The undersigned hereby revokes any proxy previously given to attend or vote at the IVI Meeting. The undersigned hereby grants authorization to vote as follows, namely:

    1. FOR / / or AGAINST / / the special resolution to approve an arrangement under section 192 of the Canada Business Corporations Act, all as more particularly described in the Joint Management Information Circular and Proxy Statement accompanying the notice of the IVI Meeting (the "Joint Proxy Statement");

    2. FOR / / or WITHHOLD FROM VOTING / / in respect of the election as directors of the Corporation of the persons named in the Joint Proxy Statement;

    3. FOR / / or WITHHOLD FROM VOTING / / in respect of the appointment of Coopers & Lybrand as auditors of the Corporation for the fiscal year ending December 31, 1998 and authorizing the directors of the Corporation to fix their remuneration;

    4. at the proxyholder's discretion:

        i. on any variations or amendments to any of the above matters proposed to the IVI Meeting or any adjournment thereof; and

        ii. on any other matters that may properly come before the IVI Meeting or any adjournment thereof.

    The shares represented by this proxy will be voted or withheld from voting in accordance with the above instructions. IF INSTRUCTIONS ARE NOT GIVEN WITH RESPECT TO A MATTER REFERRED TO IN THIS PROXY AND A MANAGEMENT NOMINEE (BEING THE PERSONS DESIGNATED IN THIS PROXY) IS APPOINTED AS PROXYHOLDER, THE SHARES REPRESENTED BY SUCH PROXY WILL BE VOTED FOR OR IN FAVOUR OF SUCH MATTER.

    DATED this       day of           , 1998.

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                                          Signature of Shareholder

    1. EACH SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN THE PERSONS DESIGNATED IN THIS PROXY TO ATTEND AND VOTE AND ACT FOR AND ON BEHALF OF SUCH SHAREHOLDER. This right may be exercised either by striking out the designated names and inserting in the blank space provided the name of the person to be appointed, or by using another appropriate form of proxy.

    2. If this form of proxy is used it must be dated and signed by the shareholder or his or her attorney authorized in writing or, where the shareholder is a corporation, by a duly authorized officer or attorney of the corporation with an indication of the title of such officer or attorney and with the corporation's name appearing above the signature line.

    3. If this form of proxy is not dated in the space provided, it shall be deemed to bear the date on which it is mailed by management of the Corporation.